SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 6, 2002
                                                         (March 5, 2002)


                              CAPITOL BANCORP LTD.
             (Exact name of Registrant as specified in its charter)


    Michigan                       33-24728C                       38-2761672
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   file number)                   identification
 incorporation)                                                      number)


                           One Business & Trade Center
                           200 Washington Square North
                             Lansing, Michigan 48933
                    (address of principal executive offices)


                                 (517) 487-6555
              (registrant's telephone number, including area code)


                                 Not Applicable
          (former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

Registrant is reporting the following matter which it considers to be of importance to security holders:

     On March 5, 2002, Capitol's senior executives made a presentation to local securities professionals at a program hosted by Capitol. The presentation was similar to Capitol's presentation made at the 2002 Super-Community Bank Conference on February 26, 2002 in Chicago, Illinois, and publicly announced on that date. The Chicago presentation was webcast and is available for subsequent review via the Internet at http://media.corporate-ir.net/media_files//event/2002/jan/midwest2002/february26/cbcl/gb/reg.htm or at Capitol's website http://www.capitolbancorp.com, until March 15, 2002.

     Additionally, Capitol's Chairman and CEO, Joseph D. Reid appeared on separate local television and radio business programs on March 6, 2002. Earlier, he was interviewed for an article appearing in the March 6, 2002 edition of the American Banker. In the March 5 presentation, March 6 television and radio appearances and the American Banker article, Mr. Reid expanded earlier commentary regarding Capitol's future expansion opportunities.

     In response to a question from the audience at the March 5 presentation, Mr. Reid indicated that any state and any community in the United States would be considered for the future development of a local banking presence by Capitol or its affiliated bank development subsidiaries. Further, Mr. Reid indicated that efforts are underway to evaluate and potentially develop a presence in major communities within the state of Texas. Additionally, Mr. Reid expressed Capitol's desire to consider expansion within the Eastern United States, particularly the Carolinas. Future expansion, of course, is subject to assessment of community demographics, the economic climate for development of new banks, and availability of both capital and human resources in those communities. The possibility of a future listing of Capitol's shares on the New York Stock Exchange, was also mentioned. In summary, Mr. Reid characterized Capitol's expansion strategy and potential as national in scope, augmenting its current presence in six states.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAPITOL BANCORP LTD.
                                        ----------------------------------------
                                        (Registrant)


                                        \s\ Joseph D. Reid
                                        ----------------------------------------
                                        Joseph D. Reid
                                        Chairman and Chief Executive Officer

DATED: March 6, 2002
       -------------------

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